UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2012

Item 1 – Schedule of Investments.

WESTERN ASSET/CLAYMORE

INFLATION — LINKED SECURITIES & INCOME FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 75.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,874,115	$6,615,851
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	49,626,366	65,204,380
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	20,910,588	27,074,318
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,638,982	5,205,166
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,024,351	5,020,658
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	9,084,543	13,259,172	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	9,803,269	14,400,845
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,956,962	2,126,208
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	6,503,880	6,565,869
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	18,401,303	19,212,101
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	1,391,896	1,491,830
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	21,187,090	22,259,686
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	2,750,443	3,025,273
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	30,175,232	33,824,564
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	1,432,440	1,518,051
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	646,671	750,795
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	15,349,116	18,002,840
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,043,700	5,433,407
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	15,885,604	19,195,512
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	16,131,338	18,874,923
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	8,701,875	10,200,234
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	2,988,020	3,666,626
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,325,184	2,752,618
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	1,128,382	1,291,733
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,292,110	4,685,104
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	7,920,744	8,655,266
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $277,086,199)				320,313,030
ASSET-BACKED SECURITIES — 0.2%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.772%	9/25/27	1,633	1,465	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.042%	8/25/33	34,703	29,130	(b)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.957%	2/25/33	176	175	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.767%	3/25/31	26,239	23,482	(b)(c)
Novastar Home Equity Loan, 2003-2 A1	0.827%	9/25/33	788,413	699,650	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	229,306	227,263
TOTAL ASSET-BACKED SECURITIES (Cost — $657,607)				981,165
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
Banc of America Mortgage Securities, 2003-D	3.102%	5/25/33	56,977	57,799	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.249%	11/25/34	153,555	154,358	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.998%	2/25/37	35,728	36,136	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	6,483	6,618
Countrywide Home Loans, 2005-R2 1AF1	0.557%	6/25/35	502,552	427,691	(b)(c)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.983%	10/25/34	35,107	34,539	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	6,447,976	1,084,778
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	3,670,080	341,000
Federal Home Loan Mortgage Corp. (FHLMC), 4085 IO	3.000%	6/15/27	2,870,126	409,951
GSR Mortgage Loan Trust, 2004-11 1A1	2.969%	9/25/34	249,707	222,251	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.368%	10/25/33	63,693	65,984	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
JPMorgan Mortgage Trust, 2004-A1 1A1	4.761%	2/25/34	20,767	$21,097	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.765%	11/25/33	13,800	14,073	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.323%	1/25/29	11,500	11,666	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.704%	2/25/34	28,521	28,595	(b)
Morgan Stanley Capital I, 2004-RR2 X, IO	0.683%	10/28/33	687,015	3,298	(b)(c)(d)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,624	16,786
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	122,062	115,425
Sequoia Mortgage Trust, 2003-8 A1	0.859%	1/20/34	30,937	30,019	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-3XS A3	0.957%	1/25/35	116,782	115,833	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.462%	8/25/33	26,168	26,763	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.534%	2/25/37	276,799	201,936	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.438%	10/25/33	91,949	94,482	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	34,992	36,965
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $3,235,155)				3,558,043
CORPORATE BONDS & NOTES — 4.3%
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000	730,248
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	1,650,000	1,811,871
TOTAL CONSUMER STAPLES				2,542,119
FINANCIALS — 3.2%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000	1,172,170
Commercial Banks — 1.3%
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000	823,552
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	830,000	1,090,413	(b)(c)(e)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/19/12	3,527,000	3,487,321	(b)(e)
Total Commercial Banks				5,401,286
Consumer Finance — 0.2%
American Express Credit Corp., Senior Notes	2.750%	9/15/15	1,030,000	1,085,100
Diversified Financial Services — 1.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	1,006,924
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000	1,121,815
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,890,000	2,071,294
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	700,000	738,871	(b)(e)
Total Diversified Financial Services				4,938,904
Insurance — 0.3%
American International Group Inc., Senior Notes	5.050%	10/1/15	1,000,000	1,095,617
TOTAL FINANCIALS				13,693,077

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
UTILITIES — 0.5%
Independent Power Producers & Energy Traders — 0.5%
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	2,120,000		$2,243,115	(c)
TOTAL CORPORATE BONDS & NOTES (Cost — $17,434,286)					18,478,311
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 9.2%
Canada — 6.3%
Government of Canada, Bonds	4.250%	12/1/21	3,524,721	CAD	5,108,856
Government of Canada, Bonds	4.250%	12/1/26	3,596,996	CAD	5,941,428
Government of Canada, Bonds	4.000%	12/1/31	3,909,053	CAD	6,912,516
Government of Canada, Bonds	2.000%	12/1/41	6,008,585	CAD	8,861,486
Total Canada					26,824,286
United Kingdom — 2.9%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	5,605,087	GBP	12,437,464
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $38,747,384)					39,261,750
SOVEREIGN BONDS — 0.5%
Brazil — 0.2%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	920,000		1,099,400
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		1,119,300
TOTAL SOVEREIGN BONDS (Cost — $2,106,166)					2,218,700
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $339,266,797)					384,810,999
SHORT-TERM INVESTMENTS — 9.8%
U.S. Government Agencies — 2.6%
Federal Agricultural Mortgage Corp. (FAMC), Discount Notes	0.120%	1/3/13	8,500,000		8,497,338	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	2/1/13	2,400,000		2,399,098	(f)
Total U.S. Government Agencies (Cost — $10,896,436)					10,896,436
Repurchase Agreements — 7.2%
Bank of America repurchase agreement dated 9/28/12; Proceeds at maturity - $30,775,308; (Fully collateralized by U.S. government obligations, 11.250% due 2/15/15; Market value - $31,390,496) (Cost - $30,775,000)	0.120%	10/1/12	30,775,000		30,775,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $41,671,436)					41,671,436
TOTAL INVESTMENTS — 99.8% (Cost — $380,938,233#)					426,482,435
Other Assets in Excess of Liabilities — 0.2%					903,501
TOTAL NET ASSETS — 100.0%					$427,385,936

†					Face amount denominated in U.S. dollars, unless otherwise noted.
(a)					All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)					Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)					Illiquid security.
(e)					Security has no maturity date. The date shown represents the next call date.
(f)					Rate shown represents yield-to-maturity.
#					Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

Abbreviations used in this schedule:
CAD	- Canadian Dollar
GBP	- British Pound
IO	- Interest Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Notes, Put	10/26/12	$144.00	100	$25,000
U.S. Treasury 30-Year Notes, Put	10/26/12	148.00	100	84,375
TOTAL WRITTEN OPTIONS (Premiums received — $141,022)				$109,375

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$320,313,030	—	$320,313,030
Asset-backed securities	—	981,165	—	981,165
Collateralized mortgage obligations	—	3,558,043	—	3,558,043
Corporate bonds & notes	—	18,478,311	—	18,478,311
Non-U.S. treasury inflation protected securities	—	39,261,750	—	39,261,750
Sovereign bonds	—	2,218,700	—	2,218,700
Total long-term investments	—	$384,810,999	—	$384,810,999
Short-term investments†	—	41,671,436	—	41,671,436
Total investments	—	$426,482,435	—	$426,482,435
Other financial instruments:
Futures contracts	$61,385	—	—	$61,385
Forward foreign currency contracts	—	$39,134	—	39,134
Credit default swaps on credit indices - sell protection‡	—	77,807	—	77,807
Total other financial instruments	$61,385	$116,941	—	$178,326
Total	$61,385	$426,599,376	—	$426,660,761

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$109,375	—	—	$109,375
Forward foreign currency contracts	—	$894,208	—	894,208
Total	$109,375	$894,208	—	$1,003,583

†See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to schedule of investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $17,100,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event

Notes to schedule of investments (unaudited) (continued)

of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to schedule of investments (unaudited) (continued)

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,003,583. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$46,468,586
Gross unrealized depreciation	(924,384)
Net unrealized appreciation	$45,544,202

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	4,275	$2,443,794
Options closed	(2,728)	(1,864,415)
Options exercised	(172)	(80,066)
Options expired	(1,175)	(358,291)
Written options, outstanding as of September 30, 2012	200	$141,022

Notes to schedule of investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 2-Year Notes	344	12/12	$75,834,306	$75,862,750	$28,444
Contracts to Sell:
U.S. Treasury 30-Year Bonds	100	12/12	14,970,441	14,937,500	32,941
Net unrealized gain on open futures contracts					$61,385

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
British Pound	Credit Suisse First Boston Inc.	8,405,000	$13,570,329	11/16/12	$(479,710)
Canadian Dollar	Credit Suisse First Boston Inc.	3,473,051	3,528,844	11/16/12	39,134
Canadian Dollar	Credit Suisse First Boston Inc.	21,941,232	22,293,703	11/16/12	(414,498)
Net unrealized loss on open forward foreign currency contracts					$(855,074)

At September 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Markit CDX.NA.IG.18 Index)	$8,600,000	6/20/17	1.000% quarterly	$39,131	$(60,200)	$99,331
Barclays Capital Inc. (Markit CDX.NA.IG.18 Index)	8,500,000	6/20/17	1.000% quarterly	38,676	(52,022)	90,698
Total	$17,100,000			$77,807	$(112,222)	$190,029

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

Notes to schedule of investments (unaudited) (continued)

		Futures Contracts	Forward Foreign Currency
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(109,375)	$61,385	—	—	—	$(47,990)
Foreign Exchange Risk	—	—	$39,134	$(894,208)	—	(855,074)
Credit Risk	—	—	—	—	$77,807	77,807
Total	$(109,375)	$61,385	$39,134	$(894,208)	$77,807	$(825,257)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$4,124
Written options	75,278
Futures contracts (to buy)	20,340,785
Futures contracts (to sell)	13,361,619
Forward foreign currency contracts (to buy)†	7,464,081
Forward foreign currency contracts (to sell)	30,505,594

Average notional balance
Credit default swap contracts (to sell protection)	$6,840,000

†At September 30, 2012, there were no open positions held in this derivative.

Item 2 – Controls and Procedures

(a)                  The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
President
Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
President
Date: November 26, 2012

By:	Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date: November 26, 2012